UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025 (December 1, 2025)

BITCOIN INFRASTRUCTURE ACQUISITION CORP LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42982	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 N. Federal Hwy, Suite 200
Boca Raton, FL 733432
(Address of principal executive offices, including zip code)

Tel: (212) 207-0090

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	BIXIU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	BIXI	The Nasdaq Stock Market LLC
Redeemable Warrant - each warrant exercisable to purchase one Class A ordinary share at $11.50 per share	BIXIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 25, 2025, the registration statement on Form S-1 (File No. 333-289903), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of Bitcoin Infrastructure Acquisition Corp Ltd. (formerly known as Meteora Venture Partners Acquisition Corporation V Ltd., the “Company”) became effective in accordance with the provisions of section 8(a) of the Securities Act of 1933, as amended.

On December 3, 2025, the Company consummated the IPO, which consisted of 22,000,000 units (the “Units”), including 2,000,000 units pursuant to the partial exercise by the underwriters of their option to purchase up to 15% of the total Units at the public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Shares”), and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement related to the IPO:

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 1, 2025, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative (“Representative”) of the several underwriters listed on Schedule A to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Insider Letter Agreement, dated December 1, 2025, by and among the Company, its officers, its directors and the Company’s sponsor, Samara Acquisition Sponsor V Ltd. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 1, 2025 (the “Sponsor Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 1, 2025 (the “Representative Unit Purchase Agreement”), by and between the Company and the Representative, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 1, 2025 (the “Clear Street Unit Purchase Agreement”), by and between the Company and Clear Steet LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 1, 2025, by and among the Company, the Sponsor, the Representative, Clear Street LLC and certain security holders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 1, 2025 (the “Administrative Services Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 1, 2025, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated December 1, 2025, by and among the Company and each of the officers and directors of the Company, which are attached as Exhibits 10.8.1-10.8.6, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed a private placement of an aggregate of 770,000 units (the “Private Units”), at a purchase price of $10.00 per Private Unit, of which 550,000 Private Units were sold to the Sponsor and 220,000 Private Units were sold to the Underwriters, generating gross proceeds to the Company of $7,700,000.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2025, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $220,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months (the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On December 1, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 3, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 1, 2025, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 1, 2025, by and between the Company and CST, as warrant agent.

10.1	Insider Letter Agreement, dated December 1, 2025, by and among the Company, its officers, directors and the Sponsor.

10.2	Sponsors Unit Purchase Agreement, dated December 1, 2025, by and between the Company and the Sponsor.

10.3	Representative Unit Purchase Agreement, dated December 1, 2025, by and between the Company and the Representative.

10.4	Clear Street Unit Purchase Agreement, dated December 1, 2025, by and between the Company and Clear Street.

10.5	Registration Rights Agreement, dated December 1, 2025, by and among the Company, the Sponsor, the Representative, Clear Street LLC and certain security holders of the Company.

10.6	Administrative Services Agreement, dated December 1, 2025, by and between the Company and the Sponsor.

10.7	Investment Management Trust Agreement, dated December 1, 2025, by and between the Company and CST, as trustee.

10.8.1	Indemnity Agreement, dated December 1, 2025, by and between the Company and Ryan Gentry.

10.8.2	Indemnity Agreement, dated December 1, 2025, by and between the Company and Vikas Mittal. J

10.8.3	Indemnity Agreement, dated December 1, 2025, by and between the Company and Jim DeAngelis.

10.8.4	Indemnity Agreement, dated December 1, 2025, by and between the Company and Parker White.

10.8.5	Indemnity Agreement, dated December 1, 2025, by and between the Company and Tyler Evans.

10.8.6	Indemnity Agreement, dated December 1, 2025, by and between the Company and officers Pierre Rochard.

99.1	Press Release, dated December 1, 2025

99.2	Press Release, dated December 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN INFRASTRUCTURE ACQUISITION CORP LTD.

	By:	/s/ Ryan Gentry
		Name:	Ryan Gentry
		Title:	Chief Executive Officer

Dated: December 3, 2025

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